SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.      )
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☐	Soliciting Material Pursuant to Sec. 240.14a-12
The Gabelli Global Multimedia Trust Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

One Corporate Center
Rye, New York 10580 - 1422
(914) 921 - 5070

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 16, 2011

To the Shareholders of
THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

Notice is hereby given that the Annual Meeting of Shareholders of The Gabelli Global Multimedia Trust Inc., a Maryland Corporation (the “Fund”), will be held on May 16, 2011, at 12:30 p.m., at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, and at any adjournments thereof (the “Meeting”, or the “2011 Annual Meeting”), for the following purposes:

1.	To elect three (3) Directors of the Fund, to be elected by the holders of the Fund’s Common Stock and holders of its 6.00% Series B Cumulative Preferred Stock and Series C Auction Rate Cumulative Preferred Stock (together, the “Preferred Stock”), voting together as a single class (Proposal 1); and

2.	To consider and vote upon such other matters, including adjournments, as may properly come before said Meeting or any adjournments thereof.

These items are discussed in greater detail in the attached Proxy Statement.

The close of business on March 21, 2011, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE VOTE PROMPTLY. INSTRUCTIONS FOR THE PROPER VOTING AND/OR EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER. SHAREHOLDERS MAY PROVIDE THEIR VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ACCOMPANYING THE PROXY CARD, VOTING INSTRUCTION FORM OR NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. ALTERNATIVELY, SHAREHOLDERS MAY SUBMIT VOTING INSTRUCTIONS BY SIGNING AND DATING THE PROXY CARD OR VOTING INSTRUCTION FORM AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

By Order of the Board of Directors,

AGNES MULLADY
Secretary

April 6, 2011

INSTRUCTIONS FOR SIGNING PROXY CARDS TO BE RETURNED BY MAIL

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp., Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith, Executor Estate of Jane Smith	John B. Smith, Executor

INSTRUCTIONS FOR TELEPHONE/INTERNET VOTING

Various brokerage firms may offer the convenience of providing you with voting instructions via telephone or the Internet for shares held through such firms. Instructions for telephonic and Internet voting are included with each of the Notice of Internet Availability of Proxy Materials and the proxy card.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

ANNUAL MEETING OF SHAREHOLDERS

May 16, 2011

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board,” the members of which are referred to as “Directors”) of The Gabelli Global Multimedia Trust Inc. (the “Fund”), a Maryland Corporation, for use at the Annual Meeting of Shareholders of the Fund to be held on May 16, 2011, at 12:30 p.m., at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, and at any adjournments thereof (the “Meeting”). A Notice of Internet Availability of Proxy Materials is being mailed on April 6, 2011.

In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, and affiliates of Computershare or other representatives of the Fund may also solicit proxies by telephone, telegraph, Internet, or in person. In addition, the Fund has retained Morrow & Co., LLC to assist in the solicitation of proxies for an estimated fee of $1,000 plus reimbursement of expenses. The Fund will pay the costs of the proxy solicitation and the expenses incurred in connection with preparing, printing and mailing the Proxy Statement and its enclosures. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares.

The Fund’s most recent annual report, including audited financial statements for the fiscal year ended December 31, 2010, is available upon request, without charge, by writing to the Secretary of the Fund, One Corporate Center, Rye, New York 10580 - 1422, by calling the Fund at 800 - 422 - 3554, or via the Internet at www.gabelli.com.

If the proxy is properly executed and returned in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted “FOR” the election of the nominees as Directors as described in this Proxy Statement, unless instructions to the contrary are marked thereon, and at the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has submitted a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation, or a later dated proxy to the Fund at the above address prior to the date of the Meeting.

A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. Whether or not a quorum is present, the chairman of the Meeting may adjourn the Meeting indefinitely, or from time to time, to a date not more than 120 days after the original record date, without notice other than announcement at the Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the Meeting as originally notified. The Fund may postpone or cancel the Meeting by making a public announcement through a press release, or in a document publicly filed by the Fund with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, of such postponement or cancellation prior to the Meeting. Notice of the date, time, and place to which the Meeting is postponed shall be given not less than ten days prior to such date and otherwise in the manner described herein.

The close of business on March 21, 2011, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

The Fund has two classes of capital stock outstanding: common stock, par value $0.001 per share (the “Common Stock”), and preferred stock consisting of (i) 6.00% Series B Cumulative Preferred Stock (“Series B Preferred”) and (ii) Series C Auction Rate Cumulative Preferred Stock (“Series C Preferred”), each having a par value of $0.001 per share (together, the “Preferred Stock” and together with the Common Stock, the “Shares”). The holders of the Common Stock and Preferred Stock are each entitled to one vote for each full share held. On the record date, there were 13,575,669 shares of Common Stock, 791,014 shares of Series B Preferred, and 600 shares of Series C Preferred outstanding.

The following persons were known to the Fund to be beneficial owners of more than 5% of the Fund’s outstanding shares of Common Stock as of the record date:

Name and Address of		Amount of Shares and
Beneficial Owner(s)	Title of Class	Nature of Ownership	Percent of Class

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	Common	2,526,602 (beneficial)	18.6%

Arthur D. Lipson Western Investment LLC 7050 S. Union Park Center, Ste. 590 Midvale, UT 84047	Common	746,213 (beneficial)	5.5%

Mario J. Gabelli and affiliates One Corporate Center Rye, New York 10580 - 1422	Common	707,906 (beneficial)*	5.2%

*	Comprised of 287,725 shares of Common Stock owned directly by Mr. Gabelli, 11,082 shares of Common Stock owned by a family partnership for which Mr. Gabelli serves as general partner, 16,361 shares of Common Stock owned by GPJ Retirement Partners, LLC in which Mr. Gabelli has less than 100% interest and disclaims beneficial ownership of the shares held by this entity which are in excess of this indirect, pecuniary interest, and 392,738 shares of Common Stock owned by GAMCO Investors, Inc. or its affiliates. Mr. Gabelli disclaims beneficial ownership of the shares held by the discretionary accounts and by the entities named except to the extent of his interest in such entities.

As of the record date, there were no persons known to the Fund to be beneficial owners of more than 5% of the Fund’s outstanding shares of Preferred Stock.

SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

Proposal	Common Stockholders	Preferred Stockholders

1. Election of Directors	Common and Preferred Stockholders, voting together as a single class, vote to elect three Directors: Frank J. Fahrenkopf, Jr. Werner J. Roeder, and Salvatore J. Zizza	Common and Preferred Stockholders, voting together as a single class, vote to elect three Directors: Frank J. Fahrenkopf, Jr. Werner J. Roeder, and Salvatore J. Zizza

2. Other Business	Common and Preferred Stockholders, voting together as a single class

In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

PROPOSAL 1: TO ELECT THREE (3) DIRECTORS OF THE FUND

Nominees for the Board of Directors

The Board consists of eight Directors, seven of whom are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). The Fund divides the Board into three classes, each class having a term of three years. Each year, the term of office of one class will expire. Frank J. Fahrenkopf, Jr., Werner J. Roeder, and Salvatore J. Zizza have each been nominated by the Board for election to serve for a three year term to expire at the Fund’s 2014 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Each of the Directors of the Fund has served in that capacity since the April 6, 1994 organizational meeting of the Fund with the exception of Mr. Fahrenkopf, who became a Director of the Fund on August 18, 1999, Dr. Roeder, who became a Director of the Fund on November 17, 1999, Mr. Colavita, who became a Director of the Fund on August 15, 2001, and Mr. Dube, who became a Director of the Fund on June 23, 2010. All of the Directors of the Fund, with the exception of Mr. Dube, are also directors or trustees of other investment companies for which Gabelli Funds, LLC (the “Adviser”) or its affiliates serve as investment adviser. The classes of Directors are indicated below:

Nominees to Serve Until 2014 Annual Meeting of Shareholders

Frank J. Fahrenkopf, Jr.
Werner J. Roeder
Salvatore J. Zizza

Directors Serving Until 2013 Annual Meeting of Shareholders

Mario J. Gabelli, CFA
Gregory R. Dube
Anthony J. Colavita

Directors Serving Until 2012 Annual Meeting of Shareholders

James P. Conn
Anthony R. Pustorino

Under the Fund’s Articles of Incorporation, Articles Supplementary, and the 1940 Act, holders of the Fund’s outstanding Preferred Stock, voting as a separate class, are entitled to elect two Directors, and holders of the Fund’s outstanding Common Stock and Preferred Stock, voting together as a single class, are entitled to elect the remaining Directors. The holders of the Fund’s outstanding Preferred Stock would be entitled to elect the minimum number of additional Directors that would represent a majority of the Directors in the event that dividends on the Fund’s Preferred Stock are in arrears for two full years. No dividend arrearages exist as of the date of this Proxy Statement. Messrs. Colavita and Conn are currently the Directors elected solely by the holders of the Fund’s Preferred Stock. Messrs. Colavita’s and Conn’s terms as Directors are scheduled to expire at the Fund’s 2013 and 2012 Annual Meeting of Shareholders, respectively, and therefore they are not standing for election at this Meeting.

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Director if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Information About Directors and Officers

Set forth in the table below are the existing Directors, including those Directors who are not considered to be “interested persons,” as defined in the 1940 Act (the “Independent Directors”), three of whom are nominated for re-election to the Board of the Fund, and officers of the Fund, including information relating to their respective positions held with the Fund, a brief statement of their principal occupations and, in the case of the Directors, their other directorships during the past five years, (excluding other funds managed by the Adviser), if any.

	Term of			Number of
	Office and			Portfolios in
Name, Position(s)	Length of		Other Directorships	Fund Complex(3)
Address (1)	Time	Principal Occupation(s)	Held by Director	Overseen by
and Age	Served (2)	During Past Five Years	During Past Five Years	Director

INTERESTED DIRECTOR (4):

Mario J. Gabelli Chairman and Chief Investment Officer Age: 68	Since 1994**	Chairman, Chief Executive Officer and Chief Investment Officer — Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer — Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chairman and Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications) Director of RLJ Acquisition, Inc. (blank check company)	26

INDEPENDENT DIRECTORS/NOMINEES(5):

Anthony J. Colavita (6) Director Age: 75	Since 2001**	President of the law firm of Anthony J. Colavita, P.C.	—	34

James P. Conn (6) Director Age: 73	Since 1994***	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (insurance holding company) (1992-1998)	Director of First Republic Bank (banking) through January 2008; Director of La Quinta Corp. (hotels) through January 2006	18

Gregory R. Dube Director Age: 56	Since 2010**	Managing Member and Chairman of Roseheart Associates	—	1

Frank J. Fahrenkopf, Jr. Director Age: 71	Since 1999*	President and Chief Executive Officer of the American Gaming Association; Co-Chairman of the Commission on Presidential Debates; Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking)	6

	Term of			Number of
	Office and			Portfolios in
Name, Position(s)	Length of		Other Directorships	Fund Complex(3)
Address (1)	Time	Principal Occupation(s)	Held by Director	Overseen by
and Age	Served (2)	During Past Five Years	During Past Five Years	Director

Anthony R. Pustorino Director Age: 85	Since 1994***	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing) (2002-2010)	13

Werner J. Roeder Director Age: 70	Since 1999*	Medical Director of Lawrence Hospital and practicing private physician	—	22

Salvatore J. Zizza Director Age: 65	Since 1994*	Chairman of Zizza & Co., Ltd. (financial consulting); since 1998; Chairman of Metropolitan Paper Recycling Inc. (recycling) since 2006; Chairman of BAM Inc., (manufacturing); Chairman of E-Corp English (global English instruction for corporate personnel) since 2009	Non-Executive Chairman and Director of Harbor BioSciences, Inc. (biotechnology); Vice-Chairman and Director of Trans-Lux Corporation (business services) Chairman, Chief Executive Officer, and Director of General Employment Enterprises, Inc. (staffing); Director of Bion Environmental Technologies (technology) (2005-2008); Director of Earl Scheib Inc. (automotive painting) through April 2009	28
OFFICERS (7): Bruce N. Alpert President Age: 59	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc. 2008 to 2010; President of Teton Advisors, Inc. 1998 to 2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Term of
Office and
Name, Position(s)	Length of
Address (1)	Time	Principal Occupation(s)
and Age	Served (2)	During Past Five Years

Carter W. Austin Vice President and Ombudsman Age: 44	Since March 2010	Vice President and Ombudsman of the Fund since 2010; Vice President of other closed-end funds within the Gabelli/GAMCO Funds Complex; Vice President of Gabelli Funds, LLC since 1996

Peter D. Goldstein Chief Compliance Officer Age: 58	Since 2004	Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

Laurissa M. Martire Vice President Age: 34	Since 2004	Vice President of the Fund since 2004; Vice President or Ombudsman of other closed-end funds in the Gabelli/GAMCO Funds Complex; Assistant Vice President of GAMCO Investors, Inc. since 2003

Agnes Mullady Treasurer and Secretary Age: 52	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

(1)	Address: One Corporate Center, Rye, NY 10580 - 1422.
(2)	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term.
(3)	The “Fund Complex” or the “Gabelli/GAMCO Funds Complex” includes all the registered funds that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.
(4)	“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered to be an “interested person” of the Fund because of his affiliation with the Fund’s Adviser and Gabelli & Company, Inc., which executes portfolio transactions for the Fund, and as a controlling shareholder because of the level of his ownership of shares of Common Stock of the Fund.
(5)	Directors who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent” Directors.
(6)	As a Director/Nominee, elected solely by holders of the Fund’s Preferred Stock.
(7)	Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
*	Nominee to serve, if elected, until the Fund’s 2014 Annual Meeting of Shareholders or until his successor is duly elected and qualified.
**	Term continues until the Fund’s 2013 Annual Meeting of Shareholders and until his successor is duly elected and qualified.
***	Term continues until the Fund’s 2012 Annual Meeting of Shareholders and until his successor is duly elected and qualified.

The Board believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes or skills common to all Directors are their ability to review critically and to evaluate, question and discuss information provided to them, to interact effectively with the other Directors, the Adviser, the sub-administrator, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his duties effectively has been attained in large part through the Director’s business, consulting or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Gabelli/GAMCO Funds Complex, public companies, or non-profit entities or other organizations as set forth above and below. Each Director’s ability to perform his duties effectively also has been enhanced by his education, professional training, and experience.

Anthony J. Colavita, Esq. Mr. Colavita is a practicing attorney with over forty-nine years of experience, including the field of business law. He is the Chair of the Fund’s Nominating Committee and is a member of the Fund’s Proxy Voting Committee. Mr. Colavita also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Colavita also serves as a Trustee of a charitable remainder unitrust. He formerly served as a Commissioner of the New York State Thruway Authority and as a Commissioner of the New York State Bridge Authority. He served for ten years as the elected Supervisor of the Town of Eastchester, New York, responsible for ten annual municipal budgets of approximately eight million dollars per year. Mr. Colavita formerly served as Special Counsel to the New York State Assembly for five years and as a Senior Attorney with the New York State Insurance Department. He is the former Chairman of the Westchester County Republican Party and the New York State Republican Party. Mr. Colavita received his Bachelor of Arts from Fairfield University and his Juris Doctor from Fordham University School of Law. Mr. Colavita’s education, professional training and experience, and other life experiences, including but not limited to his experience as an attorney, service on the boards of other funds within the Fund Complex, public service background in state and local government, including several senior legal and other managerial positions, make him highly qualified to serve as a Director of the Fund.

James P. Conn. Mr. Conn is the lead independent Director of the Fund, a member of the Fund’s Proxy Voting Committee, a member of the Fund’s ad hoc Pricing Committee (described below under “Directors — Leadership Structure and Oversight Responsibilities”). Mr. Conn also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He was a senior business executive of an insurance holding company for much of his career, including service as Chief Investment Officer. Mr. Conn has been a director of several public companies in banking and other industries, and was lead Director and/or Chair of various committees. He received his Bachelor of Science in Business Administration from Santa Clara University. Mr. Conn’s education, professional training and experience, and other life experiences, including but not limited to his experience as a senior business executive in the banking industry, experience as a Chief Investment Officer, and service on the boards of other funds and committees within the Fund Complex, make him highly qualified to serve as a Director of the Fund.

Gregory R. Dube. Mr. Dube is the founder of Roseheart Associates, a private company that invests in securities and real estate, and has served as managing member and Chairman since its inception in 1997. From 1998 to 2002, Mr. Dube was at Alliance Capital, where he served as the head of the Global High Yield Group from 1999 to 2002. Before joining Alliance Capital, Mr. Dube was a partner at Donaldson, Lufkin & Jenrette, responsible for the Tax-Exempt Capital Markets Division. Mr. Dube has an extensive background in the credit securities markets, including experience with trading and selling credit instruments, including corporate, high yield, private placement, mortgage, Euro and distressed debt and derivatives. Mr. Dube currently serves on the Advisory Committee of New England Realty Associates Limited Partnership, a partnership engaged in the business of acquiring, developing, holding for investment, operating and selling real estate, and as a member of the executive committee of Navigare Partners, LLC. Mr. Dube received his A.B. from Harvard College and was a Rhodes Scholar Nominee. Mr. Dube’s extensive investment experience, background in the credit securities markets and public board experience makes him qualified to serve as a Director of the Fund.

Frank J. Fahrenkopf, Jr. Mr. Fahrenkopf is the President and Chief Executive Officer of the American Gaming Association (“AGA”), the trade group for the hotel-casino industry. He serves on board committees with respect to other funds in the Fund Complex on whose boards he sits. He presently is Co-Chairman of the Commission on

Presidential Debates, which is responsible for the widely viewed Presidential debates during the quadrennial election cycle. Additionally, he serves as a board member of the International Republican Institute, which he founded in 1984. He served for many years as Chairman of the Pacific Democrat Union and Vice Chairman of the International Democrat Union, a worldwide association of political parties from the United States, Great Britain, France, Germany, Canada, Japan, Australia, and twenty other nations. Prior to becoming the AGA’s first chief executive in 1995, Mr. Fahrenkopf was a partner in the law firm of Hogan & Hartson, where he chaired the International Trade Practice Group and specialized in regulatory, legislative, and corporate matters for multinational, foreign, and domestic clients. He also served as Chairman of the Republican National Committee for six years during Ronald Reagan’s presidency. Mr. Fahrenkopf is the former Chairman of the Finance Committee of the Culinary Institute of America and remains as a member of the board. Additionally, he has over twenty years of experience as a member of the board of directors of First Republic Bank. Mr. Fahrenkopf received his Bachelor of Arts from the University of Nevada, Reno and his Juris Doctor from Boalt Hall School of Law, U.C. Berkeley. Mr. Farenkopf’s education, professional training and experience, and other life experiences, including but not limited to his experience as an executive officer of various national and international political and industry committees, partnership in a law firm, experience as a board member of a bank, and service on the boards of other funds and committees within the Fund Complex, make him highly qualified to serve as a Director of the Fund.

Mario J. Gabelli. Mr. Gabelli is Chairman of the Board of Directors and Chief Investment Officer of the Fund. Mr. Gabelli is a member of the Fund’s ad hoc Pricing Committee. He also currently serves as Chairman of the boards of other funds in the Fund Complex. Mr. Gabelli is Chairman, Chief Executive Officer, and Chief Investment Officer-Value Portfolios of GAMCO Investors, Inc. (“GAMCO”), a NYSE listed investment advisory firm. He is also the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc., each of which are asset management subsidiaries of GAMCO. In addition, Mr. Gabelli is Chief Executive Officer and a director and the controlling shareholder of GGCP, Inc., an investment holding company that holds a majority interest in GAMCO. Mr. Gabelli also sits on the boards of other publicly traded companies and private firms and various charitable foundations and educational institutions, including the Board of Trustees of Boston College and Roger Williams University and Board of Overseers of Columbia University School of Business. Mr. Gabelli received his Bachelors degree from Fordham University and his Masters of Business Administration from Columbia University Graduate School of Business. Mr. Gabelli’s education, professional training, and experience, and other life experiences, including but not limited to his experience on the boards of many publicly traded companies and private firms, and various charitable foundations and educational institutions, his service as Chairman of other funds within the Fund Complex, and his position as Chief Investment Officer of various funds, make him highly qualified to serve as a Director of the Fund.

Anthony R. Pustorino. Mr. Pustorino is a Certified Public Accountant (“CPA”) and Professor Emeritus of Pace University, with over fifty years of experience in public accounting. Mr. Pustorino is the Chair of the Fund’s Audit and Proxy Voting Committees, has been designated the Fund’s Audit Committee Financial Expert, and is a member of both multi-fund ad hoc Compensation Committees. Mr. Pustorino also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Pustorino is Chair of the Audit Committee and was a Director of LGL Group, Inc., a diversified manufacturing company. He was previously the President and Shareholder of a Certified Public Accountants firm and a Professor of accounting, at both Fordham University and Pace University. He served as Chairman of the Board of Directors of both the New York State Board for Public Accountancy and of the CPA Examination Review Board of the National Association of State Board of Accountancy. He was Vice President and member of the Executive Committee of the New York State Society of CPAs and was a member of the Council of the American Institute of CPAs. Mr. Pustorino is the recipient of numerous professional and teaching awards. He received a Bachelor of Science in Business from Fordham University and a Masters in Business Administration from New York University. Mr. Pustorino’s education, professional training and experience, and other life experiences, including but not limited to his experience in public accounting, during which he has served as a principal of an accounting firm, professor of accounting, and held executive committee positions with state and national accounting agencies, and service on the boards of other funds and committees within the Fund Complex, make him highly qualified to serve as a Director of the Fund.

Werner J. Roeder. Dr. Roeder is Vice President of Medical Affairs/Medical Director of Lawrence Hospital Center in Bronxville, New York. He has been a practicing surgeon for over forty-five years. As Vice President of Medical Affairs at Lawrence Hospital, he is actively involved in quality, personnel, and financial matters concerning the hospital’s $140 million budget. He is a member of the Fund’s Audit and Nominating Committees, is a member of both multi-fund ad hoc Compensation Committees, and also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Dr. Roeder is board certified as a surgeon by The American Board of Surgery and presently serves in a consulting capacity to Empire Blue Cross/Blue Shield. He obtained his Doctorate in Medicine from New York Medical College. Dr. Roeder’s education, professional training, and experience, and other life experiences, including but not limited to his experience as a practicing surgeon, service as an officer of a hospital, consulting services to a national agency and service on the boards of other funds and committees within the Fund Complex, make him highly qualified to serve as a Director of the Fund.

Salvatore J. Zizza. Mr. Zizza is the Chairman of a financial consulting firm. He also serves as Chairman to other companies involved in manufacturing, recycling, and real estate. He is a member of the Fund’s Audit and Nominating Committees, is a member of the Fund’s ad hoc Pricing Committee, and is a member of both multi-fund ad hoc Compensation Committees. Mr. Zizza also serves on comparable or other board committees, including as lead independent director, with respect to other funds in the Fund Complex on whose boards he sits. Besides serving on the boards of many funds within the Fund Complex, he is currently a director of three other public companies and previously served on the boards of several other public companies. He previously served as the Chief Executive of a large NYSE listed construction company. Mr. Zizza received his Bachelor of Arts and his Master of Business Administration in Finance from St. John’s University, which awarded him an Honorary Doctorate in Commercial Sciences. Mr. Zizza’s education, professional training and experience, and other life experiences, including but not limited to his service as director and executive officer of other public companies and his service on the boards of other funds and committees within the Fund Complex, make him highly qualified to serve as a Director of the Fund.

Directors — Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. Conn as the lead independent Director. The lead independent Director presides over executive sessions of the Directors and also serves between meetings of the Board as a liaison with service providers, officers, counsel, and other Directors on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the lead independent Director any obligations or standards greater than or different from other Directors. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has a Proxy Voting Committee that exercises beneficial ownership responsibilities on behalf of the Fund in selected situations. From time to time, the Board establishes additional committees or informal working groups, such as pricing committees related to securities offerings by the Fund, to address specific matters or assigns one of its members to work with directors or trustees of other funds in the Gabelli/GAMCO Funds Complex on special committees or working groups that address complex wide matters, such as the multi-fund ad hoc Compensation Committee relating to compensation of the Chief Compliance Officer for all the funds in the Fund Complex and a separate multi-fund  ad hoc Compensation Committee relating to certain officers of the closed-end funds in the Fund Complex.

All of the Fund’s Directors other than Mr. Mario J. Gabelli are Independent Directors, and the Board believes they are able to provide effective oversight of the Fund’s service providers. In addition to providing feedback and direction during Board meetings, the Directors meet regularly in executive session and chair all committees of the Board.

The Fund’s operations entail a variety of risks, including investment, administration, valuation, and a range of compliance matters. Although the Adviser, the sub-administrator, and the officers of the Fund are responsible for managing these risks on a day-to-day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. As part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks, including options risk being undertaken by the Fund, and the Audit Committee discusses the Fund’s risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes designed to provide visibility to the Board regarding the identification, assessment and management of critical risks, and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund’s risk management from time to time and may make changes at its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning, and may make changes at its discretion at any time.

Beneficial Ownership of Shares Held in the Fund and the Family of Investment Companies for each Director and Nominee for Election as Director

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Director and nominee for election as Director and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Director and nominee for election as Director.

Aggregate Dollar
Range of Equity
	Dollar Range of	Securities Held in
	Equity Securities	Family of Investment
Name of Director/Nominee	Held in the Fund*(l)	Companies*(1)(2)
INTERESTED DIRECTOR:

Mario J. Gabelli	E	E
INDEPENDENT DIRECTORS/NOMINEES:
Anthony J. Colavita	C	E
James P. Conn	E	E
Gregory R. Dube	A	A
Frank J. Fahrenkopf, Jr.	A	B
Anthony R. Pustorino	C	E
Werner J. Roeder	A	E
Salvatore J. Zizza	C	E

*	Key to Dollar Ranges
A. None
B. $1 — $10,000
C. $10,001 — $50,000
D. $50,001 — $100,000
E. Over $100,000
All shares were valued as of December 31, 2010.
(1)	This information has been furnished by each Director and nominee for election as Director as of December 31, 2010. “Beneficial Ownership” is determined in accordance with Rule 16a-l(a)(2) of the Securities Exchange Act of 1934, as amended (the “1934 Act”).
(2)	The term “Family of Investment Companies” includes two or more registered funds that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. Currently, the registered funds that comprise the “Fund Complex” are identical to those that comprise the “Family of Investment Companies.”

Set forth in the table below, with respect to each Director, nominee for election as Director and executive officer of the Fund, is the amount of shares beneficially owned by such person.

	Amount and
	Nature of	Percent of
	Beneficial	Shares
Name of Director/Nominee/Officer	Ownership (1)	Outstanding (2)

INTERESTED DIRECTOR:
Mario J. Gabelli	641,713 (3)	4.7%

INDEPENDENT DIRECTORS/NOMINEES: (4)
Anthony J. Colavita	2,500 (5)	*
James P. Conn	15,986	*
	818 Series B Preferred	*
Gregory R. Dube	0	*
Frank J. Fahrenkopf, Jr.	0	*
Anthony R. Pustorino	3,510 (6)	*
Werner J. Roeder	0	*
Salvatore J. Zizza	2,222	*
OFFICERS:
Bruce N. Alpert	68	*
	3,000 Series B Preferred (7)	*
Agnes Mullady	0	*

(1)	This information has been furnished by each Director, including each nominee for election as Director, and executive officer as of December 31, 2010. “Beneficial Ownership” is determined in accordance with Rule 16a-l(a)(2) of the 1934 Act. Reflects ownership of shares of Common Stock unless otherwise noted.
(2)	An asterisk indicates that the ownership amount constitutes less than 1% of the total shares outstanding. The Directors, including nominees for election as Director, and executive officers ownership as a group constitutes 4.9% of the total Common Stock outstanding and less than 1% of the total Preferred Stock outstanding.
(3)	Comprised of 287,725 shares of Common Stock owned directly by Mr. Gabelli, 11,082 shares of Common Stock owned by a family partnership for which Mr. Gabelli serves as general partner, 16,361 shares of Common Stock owned by GPJ Retirement Partners, LLC in which Mr. Gabelli has less than 100% interest and disclaims beneficial ownership of the shares held by this entity which are in excess of this indirect, pecuniary interest, and 326,545 shares of Common Stock owned by GAMCO Investors, Inc. or its affiliates. Mr. Gabelli disclaims beneficial ownership of the shares held by the discretionary accounts and by the entities named except to the extent of his interest in such entities.
(4)	None of the Independent Directors nor their family members had any interest in the Adviser or any person directly or indirectly controlling, controlled by, or under common control with the Adviser as of December 31, 2010.
(5)	All 2,500 shares of Common Stock are owned by Mr. Colavita’s spouse for which he disclaims beneficial ownership.
(6)	Includes 1,554 shares of Common Stock owned by Mr. Pustorino’s spouse for which he disclaims beneficial ownership.
(7)	All 3,000 shares of Preferred Stock are owned by Mr. Alpert’s spouse for which he disclaims beneficial ownership.

The Fund pays each Director who is not affiliated with the Adviser or its affiliates a fee of $6,000 per year plus $500 per Board meeting attended, $500 per standing Committee meeting attended, and $500 per telephonic meeting attended, together with the Director’s actual out-of-pocket expenses relating to his attendance at such meetings. In addition, the lead independent Director receives an annual fee of $1,000, the Audit Committee Chairman receives an annual fee of $3,000 and the Nominating Committee Chairman receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings on behalf of multiple funds. The aggregate remuneration (excluding out-of-pocket expenses) paid by the Fund to such Directors during the fiscal year ended December 31, 2010 amounted to $105,409. During the fiscal year ended December 31, 2010, the Directors of the Fund met fifteen times, eleven of which were special meetings of Directors. Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he is a member.

The Audit Committee and Audit Committee Report

The role of the Fund’s Audit Committee is to assist the Board of Directors in its oversight of (i) the quality and integrity of the Fund’s financial statement reporting process and the independent audit and reviews thereof; (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain of its service providers; (iii) the Fund’s compliance with legal and regulatory requirements; and (iv) the independent registered public accounting firm’s qualifications, independence, and performance. The Audit Committee also is required to prepare an audit committee report pursuant to the rules of the Securities and Exchange Commission (the “SEC”) for inclusion in the Fund’s annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the “Audit Charter”) that was most recently reviewed and approved by the Board of Directors on February 16, 2011. The Audit Charter is available on the Fund’s website at www.gabelli.com/corporate/closed/corp_gov.html.

Pursuant to the Audit Charter, the Audit Committee is responsible for conferring with the Fund’s independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund’s independent registered public accounting firm, and overseeing the Fund’s internal controls. The Audit Charter also contains provisions relating to the pre-approval by the Audit Committee of audit and non-audit services to be provided by PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) to the Fund and to the Adviser and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing, and financial matters affecting the Fund. As set forth in the Audit Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews. The independent registered public accounting firm is ultimately accountable to the Board of Directors and to the Audit Committee, as representatives of shareholders. The independent registered public accounting firm for the Fund reports directly to the Audit Committee.

In performing its oversight function, at a meeting held on February 14, 2011, the Audit Committee reviewed and discussed with management of the Fund and PricewaterhouseCoopers, the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2010, the audited financial statements of the Fund as of and for the fiscal year ended December 31, 2010, and the conduct of the audit of such financial statements.

In addition, the Audit Committee discussed with PricewaterhouseCoopers the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by PricewaterhouseCoopers as required by Statement of Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board (United States) (“PCAOB”) in Rule 3200T. The Audit Committee also received from PricewaterhouseCoopers the written disclosures and statements required by the SEC’s independence rules, delineating relationships between PricewaterhouseCoopers and the Fund, and discussed the impact that any such relationships might have on the objectivity and independence of PricewaterhouseCoopers as the Fund’s independent registered public accounting firm.

As set forth above, and as more fully set forth in the Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems, and the independent audit process.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management, or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Fund’s independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles (United States).

Based on its consideration of the audited financial statements and the discussions referred to above with management and PricewaterhouseCoopers, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Charter and those discussed above, the Audit Committee recommended to the Fund’s Board of Directors that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended December 31, 2010.

Submitted by the Audit Committee of the Fund’s Board of Directors

Anthony R. Pustorino, Chairman
Werner J. Roeder
Salvatore J. Zizza

February 16, 2011

The Audit Committee met three times during the fiscal year ended December 31, 2010. The Audit Committee is composed of three of the Fund’s Independent Directors, namely Messrs. Pustorino (Chairman), Roeder, and Zizza. Each member of the Audit Committee has been determined by the Board of Directors to be financially literate, and independent as independence is defined in the listing standards of the New York Stock Exchange. Mr. Pustorino has been designated as the Fund’s audit committee financial expert, as defined in Items 407 (d)(5) (ii) and (iii) of Regulation S-K.

Nominating Committee

The Board of Directors has a Nominating Committee composed of three Independent Directors, namely Messrs. Colavita (Chairman), Roeder, and Zizza, all of whom are independent as independence is defined in the listing standards of the New York Stock Exchange. The Nominating Committee met once during the fiscal year ended December 31, 2010. The Nominating Committee is responsible for identifying and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will consider recommendations by shareholders if a vacancy were to exist. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board, the qualifications of the candidate, and the interests of shareholders. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To recommend a candidate for consideration by the Nominating Committee, a shareholder must submit the recommendation in writing and must include the following information:

•	The name of the shareholder and evidence of the shareholder’s ownership of shares of the Fund, including the number of shares owned and the length of time of ownership;
•	The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a Director of the Fund, and the person’s consent to be named as a Director if selected by the Nominating Committee and nominated by the Board of Directors; and
•	If requested by the Nominating Committee, a completed and signed director’s questionnaire.

The shareholder recommendation and information described above must be sent to the Fund’s Secretary, c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580 - 1422, and must be received by the Secretary no less than 150 days, nor later than 120 days, prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting or, if the meeting has moved by more than thirty days from the first anniversary of the date of the preceding year’s annual meeting, no less than ten days following the date on which public announcement of the date of such annual meeting is first made.

The Nominating Committee believes that the minimum qualifications for serving as a Director of the Fund are that the individual demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board of Directors’ oversight of the business and affairs of the Fund and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest, and independence from management and the Fund.

The Nominating Committee considers the overall composition of the Board, bearing in mind the benefits that may be derived from having members who have a variety of experiences, qualifications, attributes or skills useful in overseeing a publicly traded, highly regulated entity such as the Fund. The Fund’s governing documents state that a nominee for Director shall be at least twenty-one years of age and not older than such maximum age, if any, as the Directors may determine and shall not be under legal disability. The Directors have not determined a maximum age. The Nominating Committee does not have a formal policy regarding the consideration of diversity in identifying trustee candidates. For a discussion of experiences, qualifications, attributes, or skills supporting the appropriateness of each Director’s service on the Fund’s Board, see the biographical information of the Directors above in the section entitled “Information about Directors and Officers.”

The Fund’s Nominating Committee adopted a charter on May 12, 2004, and amended the charter on November 17, 2004. The charter is available on the Fund’s website at www.gabelli.com/corporate/closed/corp_gov.html.

Other Board Related Matters

The Board of Directors has established the following procedures in order to facilitate communications among the Board and the shareholders of the Fund and other interested parties.

Receipt of Communications

Shareholders and other interested parties may contact the Board or any member of the Board by mail or electronically. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board member(s) with whom you wish to communicate by either name or title. All such correspondence should be sent to The Gabelli Global Multimedia Trust Inc., Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580 - 1422. To communicate with the Board electronically, shareholders may go to the corporate website at www.gabelli.com under the heading “Our Firm/Contact Us/Email Addresses/Board of Directors (Gabelli Closed-End Funds).”

Forwarding the Communications

All communications received will be opened by the office of the General Counsel of the Adviser for the sole purpose of determining whether the contents represent a message to one or more Directors. The office of the General Counsel will forward promptly to the addressee(s) any contents that relate to the Fund and that are not in the nature of advertising, promotion of a product or service, or patently offensive or otherwise objectionable material. In the case of communications to the Board of Directors or any committee or group of members of the Board, the General Counsel’s office will make sufficient copies of the contents to send to each Director who is a member of the group or committee to which the envelope or e-mail is addressed.

The Fund does not expect Directors or nominees for election as Director to attend the 2011 Annual Meeting. Mr. Gabelli attended the Fund’s Annual Meeting of Shareholders held on June 8, 2010.

The following table sets forth certain information regarding the compensation of the Directors by the Fund and executive officers, if any, who were compensated by the Fund rather than the Adviser, for the fiscal year ended December 31, 2010.

COMPENSATION TABLE
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2010

		Aggregate
		Compensation
	Aggregate	from the Fund
	Compensation	and Fund Complex
Name of Person and Position	from the Fund	Paid to Directors*

INTERESTED DIRECTOR:
Mario J. Gabelli	$ 0	$ 0 (26)
Director and Chief Investment Officer
INDEPENDENT DIRECTORS/NOMINEES:
Thomas E. Bratter (1)	$8,750 (until June 2010)	$43,500 (4)
Director
Anthony J. Colavita	$16,111	$254,500 (33)
Director
James P. Conn	$15,875	$144,500 (17)
Director
Gregory R. Dube (2)	$4,000	$4,000 (1)
Director
Frank J. Fahrenkopf, Jr.	$14,600	$73,500 (5)
Director
Anthony R. Pustorino	$17,462	$164,500 (13)
Director
Werner J. Roeder	$13,000	$120,500 (22)
Director
Salvatore J. Zizza	$15,611	$212,000 (27)
Director

(1)	Mr. Bratter served on the Board of Directors until June 23, 2010.
(2)	Mr. Dube was elected to the Board of Directors on June 23, 2010.

*	Represents the total compensation paid to such persons during the fiscal year ended December 31, 2010 by investment companies (including the Fund) or portfolios that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The number in parentheses represents the number of such investment companies and portfolios.

Required Vote

The election of each of the listed nominees for Director of the Fund requires the affirmative vote of the holders of a majority of the applicable class or classes of Shares of the Fund represented at the Meeting, provided a quorum is present.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE COMMON AND PREFERRED SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH NOMINEE.

ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, 300 Madison Avenue, New York, New York 10017, has been selected to serve as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2011. PricewaterhouseCoopers acted as the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2010. The Fund knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers in the Fund. A representative of PricewaterhouseCoopers will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Set forth in the table below are audit fees and non-audit related fees billed to the Fund by PricewaterhouseCoopers for professional services received during and for the fiscal years ended December 31, 2009 and 2010, respectively.

Fiscal Year Ended		Audit Related		All
December 31	Audit Fees	Fees*	Tax Fees**	Other Fees

2009	$47,400	$13,000	$4,000	—
2010	$38,867	$ 8,333	$3,625

*	“Audit Related Fees” are those estimated fees billed to the Fund by PricewaterhouseCoopers in connection with the preparation of Preferred Shares Reports to Moody’s Investors Service, Inc.
**	“Tax Fees” are those fees billed by PricewaterhouseCoopers in connection with tax compliance services, including primarily the review of the Fund’s income tax returns.

The Fund’s Audit Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Fund, and all non-audit services to be provided by the independent registered public accounting firm to the Fund’s Adviser and service providers controlling, controlled by, or under common control with the Fund’s Adviser (“affiliates”) that provide ongoing services to the Fund (a “Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report his decision(s) to the Audit Committee at its next regularly scheduled meeting after the Chairman’s pre-approval of such services. The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee’s pre-approval responsibilities to other persons (other than the Adviser or the Fund’s officers). Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser, and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit. All of the audit, audit related, and tax services described above for which PricewaterhouseCoopers billed the Fund fees for the fiscal years ended December 31, 2009 and December 31, 2010 were pre-approved by the Audit Committee.

For the fiscal years ended December 31, 2009, and 2010, PricewaterhouseCoopers has represented to the Fund that it did not provide any non-audit services (or bill any fees for such services) to the Adviser or any affiliates thereof that provide services to the Fund.

The Investment Adviser and Administrator

Gabelli Funds, LLC is the Fund’s Adviser and Administrator and its business address is One Corporate Center, Rye, New York 10580 - 1422.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund’s executive officers and Directors, executive officers and directors of the Adviser, certain other affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Fund’s securities to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on the Fund’s review of the copies of such forms it received for the fiscal year ended December 31, 2010, the Fund believes that during that year such persons complied with all such applicable filing requirements.

Broker Non-Votes and Abstentions

For purposes of determining the presence of a quorum for transacting business related to Proposal 1 at the Meeting, abstentions, if any, will be treated as shares that are present, but not as votes cast, at the Meeting. Accordingly, for purposes of counting votes, shares represented by abstentions will have no effect on Proposal 1, for which the required vote is a majority of all the votes cast for each nominee. Since banks and brokers will have discretionary authority to vote shares in the absence of voting instructions from shareholders with respect to Proposal 1, there will be no broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power).

The affirmative vote of a majority of votes cast for each nominee at the Meeting, in person or by proxy, at which a quorum is present, is necessary for the election of a Director. Abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund’s Semi-Annual Report for the six months ending June 30, 2011.

“Householding”

Please note that only one annual or semi-annual report or Proxy Statement or Notice of Annual Meeting of Shareholders may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or Notice of Annual Meeting of Shareholders, or for instructions regarding how to request a separate copy of these documents or regarding how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

OTHER MATTERS TO COME BEFORE THE MEETING

The Directors of the Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

SHAREHOLDER PROPOSALS

All proposals by shareholders of the Fund which are intended to be presented at the Fund’s next Annual Meeting of Shareholders to be held in 2012 (the “2012 Annual Meeting”) must be received by the Fund for consideration for inclusion in the Fund’s 2012 proxy statement and proxy relating to that meeting no later than December 8, 2011. Rule 14a-8 under the 1934 Act (“Rule 14a-8”), specifies a number of procedural and eligibility requirements to be satisfied by a shareholder submitting a proposal for inclusion in the Fund’s proxy materials pursuant to this Rule. Any shareholder contemplating submissions of such a proposal is referred to Rule 14a-8.

The Fund’s By-Laws require shareholders that wish to nominate Directors or make proposals to be voted on at an Annual Meeting of the Fund’s Shareholders (and which are not proposed to be included in the Fund’s proxy materials pursuant to Rule 14a-8 under the 1934 Act) to provide timely notice of the nomination or proposal in writing. To be considered timely for the 2012 Annual Meeting, any such notice must be delivered to or mailed and received at the principal executive offices of the Fund at the address set forth on the first page of this proxy statement no earlier than 9:00 a.m. Eastern time on November 8, 2011 and no later than 5:00 p.m. Eastern time on December 8, 2011; provided, however, that if the 2012 Annual Meeting is to be held on a date that is earlier than April 16, 2012 or later than June 15, 2012, such notice must be received by the Fund no later than 5:00 p.m. Eastern time on the tenth day following the date on which public announcement of the date of the 2011 Annual Meeting was first made. Any such notice by a shareholder shall set forth the information required by the Fund’s By-Laws with respect to each nomination or matter the shareholder proposes to bring before the 2011 Annual Meeting.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

SHAREHOLDERS MAY PROVIDE THEIR VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ACCOMPANYING THE PROXY CARD, VOTING INSTRUCTION FORM OR SET FORTH IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS.

April 6, 2011

This Page Left Blank Intentionally.

GGT-PS-2011

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

To vote by Internet

1)   Read the Proxy Statement and have the proxy card below at hand.
2)   Go to website www.proxyvote.com
3)   Follow the instructions provided on the website.

To vote by Telephone

1)   Read the Proxy Statement and have the proxy card below at hand.
2)   Call 1-800-690-6903
3)   Follow the instructions.

To vote by Mail

1)   Read the Proxy Statement.
2)   Check the appropriate boxes on the proxy card below.
3)   Sign and date the proxy card.
4)   Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                   ☒

M33605-P12098	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE GABELLI GLOBAL MULTIMEDIA TRUST INC. COMMON SHAREHOLDER		02 000000000110

A	Election of Directors—The Board of Directors recommends a vote FOR each of the nominees listed.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

1.	To elect three (3) Directors of the Fund:

	Nominees:	☐	☐	☐

01) Frank J. Fahrenkopf, Jr.
02) Werner J. Roeder
03) Salvatore J. Zizza

B	Authorized Signatures—This section must be completed for your vote to be counted.—Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

		P12098-01S			*** GS2 36239Q109 1 *****ACCOUNT
Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.
▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

M33606-P12098

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
This proxy is solicited on behalf of the Board of Directors
The undersigned hereby appoints Mario J. Gabelli, Agnes Mullady and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Global Multimedia Trust Inc. (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 16, 2011, at 12:30 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.
A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.
This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors, and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

To vote by Internet

1)   Read the Proxy Statement and have the proxy card below at hand.
2)   Go to website www.proxyvote.com
3)   Follow the instructions provided on the website.

To vote by Telephone

1)   Read the Proxy Statement and have the proxy card below at hand.
2)   Call 1-800-690-6903
3)   Follow the instructions.

To vote by Mail

1)   Read the Proxy Statement.
2)   Check the appropriate boxes on the proxy card below.
3)   Sign and date the proxy card.
4)   Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                   ☒

M33605-P12098	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE GABELLI GLOBAL MULTIMEDIA TRUST INC. SERIES B PREFERRED SHAREHOLDER		02 000000000220

A	Election of Directors—The Board of Directors recommends a vote FOR each of the nominees listed.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

1.	To elect three (3) Directors of the Fund:

	Nominees:	☐	☐	☐

01) Frank J. Fahrenkopf, Jr.
02) Werner J. Roeder
03) Salvatore J. Zizza

B	Authorized Signatures—This section must be completed for your vote to be counted.—Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

		P12098-01S			*** GS2 36239Q307 2 *****ACCOUNT
Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.
▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

M33606-P12098

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
This proxy is solicited on behalf of the Board of Directors
The undersigned hereby appoints Mario J. Gabelli, Agnes Mullady and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Global Multimedia Trust Inc. (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 16, 2011, at 12:30 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.
A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.
This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors, and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

To vote by Internet

1)    Read the Proxy Statement and have the proxy card below at hand.
2)    Go to website www.proxyvote.com
3)    Follow the instructions provided on the website.

To vote by Telephone

1)    Read the Proxy Statement and have the proxy card below at hand.
2)    Call 1-800-690-6903
3)    Follow the instructions.

To vote by Mail

1)    Read the Proxy Statement.
2)    Check the appropriate boxes on the proxy card below.
3)    Sign and date the proxy card.
4)    Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

M33605-P12098	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE GABELLI GLOBAL MULTIMEDIA TRUST INC. SERIES C PREFERRED SHAREHOLDER		02 000000000330

A	Election of Directors—The Board of Directors recommends a vote FOR each of the nominees listed.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

1.	To elect three (3) Directors of the Fund:

	Nominees:	☐	☐	☐

01) Frank J. Fahrenkopf, Jr. 02) Werner J. Roeder 03) Salvatore J. Zizza

B	Authorized Signatures—This section must be completed for your vote to be counted.—Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

		P12098-01S			*** GS2 36239Q406 3 *****ACCOUNT
Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.
▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼
M33606-P12098

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
This proxy is solicited on behalf of the Board of Directors
The undersigned hereby appoints Mario J. Gabelli, Agnes Mullady and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Global Multimedia Trust Inc. (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 16, 2011, at 12:30 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.
A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.
This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors, and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.